Exhibit 10

          AWARD AGREEMENT dated as of September 10, 1996 (the "AWARD AGREEMENT") between FORT HOWARD CORPORATION, a Delaware corporation (the "COMPANY"), and the other party signatory hereto (the "PARTICIPANT").

          WHEREAS, the Participant is currently an officer or key employee of the Company or one of its Subsidiaries and, pursuant to the Company's 1995 Stock Incentive Plan (the "PLAN") and upon the terms and subject to the conditions hereinafter set forth, the Company desires to provide the Participant with an additional incentive to remain in its employ or the employ of one of its Subsidiaries and to increase his or her interest in the success of the Company by granting to the Participant (i) a Restricted Stock Award consisting of restricted shares (the "RESTRICTED SHARES") of Common Stock, par value $.01 per share, of the Company (the "COMMON STOCK") and (ii) a Stock Equivalent Award consisting of units relating to shares of Common Stock (the "STOCK EQUIVALENTS");

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

          1. DEFINITIONS; INCORPORATION OF PLAN TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which is attached hereto. This Award Agreement, the Restricted Shares and the Stock Equivalents shall be subject to the Plan, the terms of which are hereby incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Award Agreement, the Plan shall govern. The date of grant with respect to the Restricted Shares and the Stock Equivalents (the "DATE OF GRANT") shall be the date specified at the foot of the signature page hereof.

          2. GRANT OF RESTRICTED SHARES. Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant, effective as of the Date of Grant, the number of Restricted Shares specified at the foot of the signature page hereof.

          3. TERMS AND CONDITIONS OF RESTRICTED SHARES. The Restricted Shares evidenced hereby are subject to the following terms and conditions:

          (a) RESTRICTION PERIOD. Subject to the terms and conditions contained herein and in the Plan, none of the Restricted Shares may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of prior to the Vesting Date (as defined below) applicable to such Restricted Shares.

          (b) LAPSE OF RESTRICTIONS. (i) Unless previously vested or forfeited in accordance with the terms of the Plan or this Award Agreement, 20% of the Participant's Restricted Shares shall vest and the restrictions thereon shall lapse as of each of the first five anniversaries of the Date of Grant (each, a "VESTING DATE") so long as the Participant has remained in the continuous employment of the Company or any of its Subsidiaries through the applicable Vesting Date; PROVIDED, HOWEVER, that in the event of the death or Disability of the Participant, or a termination of the Participant's employment by the Company or any of its Subsidiaries without Cause (as such term is defined in Section 6), 100% of the Participant's Restricted Shares shall vest and the restrictions thereon shall lapse as of the date of death, Disability or termination; PROVIDED FURTHER, HOWEVER, that under no circumstances shall any of the Restricted Shares vest, or the restrictions thereon lapse, during the first six months after the Date of Grant. In the event of a Change in Control and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, all of the Participant's Restricted Shares, whether or not vested (other than any Restricted Shares granted within six months of such Change in Control), shall become fully vested and all restrictions thereon shall lapse as of the date of the Change in Control.

          (ii) Upon termination of the Participant's employment with the Company or any of its Subsidiaries for any reason, any Restricted Shares which have not theretofore vested (and which do not vest by reason of such termination of employment) shall be forfeited without any consideration being paid therefor. Notwithstanding any other provision in this Award Agreement, in the event that the Participant's employment with the Company or any of its Subsidiaries terminates for any reason within six months of the Date of Grant, the Participant's Restricted Shares shall be forfeited as of the date of such termination without any consideration being paid therefor.

          (c) ISSUANCE OF CERTIFICATE. A certificate or certificates in respect of the Participant's Restricted Shares shall be registered in the Participant's name as of the Date of Grant but shall be held in custody by the Company until the restrictions thereon shall have lapsed, and, as a condition of the Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award. Each such certificate shall be registered in the name of such Participant, and shall bear a legend in substantially the following form as determined by the Committee:

          THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO THE FORT HOWARD CORPORATION 1995 STOCK INCENTIVE PLAN AND ARE SUBJECT TO THE TERMS AND CONDITIONS THEREOF AND OF AN AWARD AGREEMENT BETWEEN FORT HOWARD CORPORATION AND THE BENEFICIAL OWNER HEREOF, INCLUDING RESTRICTIONS ON SALE, TRANSFER AND ENCUMBRANCE.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. UNLESS FORT HOWARD CORPORATION DETERMINES OTHERWISE, NO TRANSFER OF SUCH SECURITIES MAY BE MADE WITHOUT AN OPINION OF COUNSEL, SATISFACTORY TO FORT HOWARD CORPORATION, THAT SUCH TRANSFER MAY PROPERLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR THAT SUCH SECURITIES HAVE BEEN SO REGISTERED UNDER A REGISTRATION STATEMENT WHICH IS IN EFFECT AT THE DATE OF SUCH TRANSFER.

          COPIES OF THE 1995 STOCK INCENTIVE PLAN AND THE AWARD AGREEMENT ARE ON FILE AT THE OFFICE OF THE SECRETARY AND MAY BE INSPECTED DURING NORMAL BUSINESS HOURS.

          (d) RIGHTS AS SHAREHOLDER. The Participant shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Stock dividends issued with respect to the Restricted Shares shall be treated as additional shares under the Participant's Restricted Stock Award and shall be subject to the same restrictions and other terms and conditions that apply to the Restricted Shares with respect to which such dividends are issued.

          4. GRANT OF STOCK EQUIVALENTS. Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant, effective as of the Date of Grant, the number of Stock Equivalents specified at the foot of the signature page hereof.

          5. TERMS AND CONDITIONS OF STOCK EQUIVALENTS. The Stock Equivalents evidenced hereby are subject to the following terms and conditions:

          (a) GENERAL. Subject to the terms and conditions contained herein and in the Plan, each Stock Equivalent shall represent the unfunded and unsecured promise of the Company to pay an amount in cash equal to the Fair Market Value of a share of Common Stock. The Participant, as a holder of such Stock Equivalents, has only the rights of a general unsecured creditor of the Company.

          (b) VESTING (i) Unless previously vested or forfeited in accordance with the terms of the Plan or this Award Agreement, 20% of the Participant's Stock Equivalents shall vest as of each Vesting Date so long as the Participant has remained in the continuous employment of the Company or any of its Subsidiaries through the applicable Vesting Date; PROVIDED, HOWEVER, that in the event of the death or Disability of the Participant, or a termination of the Participant's employment by the Company or any of its Subsidiaries without Cause, 100% of the Participant's Stock Equivalents shall vest as of the date of death, Disability or termination; PROVIDED FURTHER, HOWEVER, that no Stock Equivalent shall under any circumstances vest during the first six months after the Date of Grant. In the event of a Change in Control and except as the Committee (as constituted immediately prior to such Change in Control) may otherwise determine in its sole discretion, all of the Participant's Stock Equivalents, whether or not vested (other than any Stock Equivalent granted within six months of such Change in Control), shall become fully vested as of the date of the Change in Control.

          (ii) Upon termination of the Participant's employment with the Company or any of its Subsidiaries for any reason, any Stock Equivalents which have not theretofore vested (and which do not vest by reason of such termination of employment) shall terminate and be cancelled without any consideration being paid therefor. Notwithstanding any other provision in this Award Agreement, in the event that the Participant's employment with the Company or any of its Subsidiaries terminates for any reason within six months of the Date of Grant, the Participant's Stock Equivalents shall terminate and be cancelled as of the date of such termination without any consideration being paid therefor.

          (c) PAYMENT. Subject to the terms and conditions contained herein and in the Plan, the Company shall settle the Participant's Stock Equivalents as promptly as practicable after the applicable Vesting Date (or such earlier date upon which such Stock Equivalents vest pursuant to Section 5(b)(i)) by payment to the Participant of an amount in cash equal to (i) the Fair Market Value of a share of Common Stock as of the applicable Vesting Date (or such earlier date upon which such Stock Equivalents vest pursuant to Section 5(b)(i)) multiplied by (ii) the number of Stock Equivalents that became vested as of such Vesting Date (or such earlier date upon which such Stock Equivalents vest pursuant to Section 5(b)(i)).

          (d) CERTAIN RESTRICTIONS. None of the Stock Equivalents or any rights or interests therein may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of, except by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. During the Participant's lifetime, payment in settlement of a Stock Equivalent shall be made only to the Participant (or an "alternate payee" under a "qualified domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder). Each transferee of a Stock Equivalent pursuant to a qualified domestic relations order shall, as a condition to the transfer thereof, execute an agreement pursuant to which it shall become a party to this Award Agreement.

          (e) NO RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any Stock Equivalent.

          6. CAUSE. For purposes of this Award Agreement, "CAUSE" (i) has the meaning specified in an employment agreement applicable to the Participant, or (ii) in the event the Participant does not have an employment agreement that defines "Cause", means the occurrence of any of the following circumstances:

          (A) the wilful and continued failure by the Participant to substantially perform his or her duties with the Company in his or her established position on a full-time basis (other than any such failure resulting from Disability) after a written demand for substantial performance is delivered to the Participant by the Board, which demand specifically identifies the manner in which the Board believes that he or she has not substantially performed such duties;

          (B) the wilful engaging by the Participant in conduct which is significantly injurious to the Company, monetarily or otherwise, after a written demand for cessation of such conduct is delivered to the Participant by the Board, which demand specifically identifies the manner in which the Board believes that the Participant has engaged in such conduct and the injury to the Company;

          (C) the conviction of the Participant of a crime involving moral turpitude; or

          (D) the Participant's abuse of illegal drugs or other controlled substances or habitual intoxication.

For purposes of the foregoing definition of "Cause", no act, or failure to act, on the part of the Participant shall be deemed wilful unless knowingly done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such action or omission was in the best interests of the Company.

          7. REPRESENTATIONS AND WARRANTIES. The Participant is aware of and familiar with the restrictions imposed on the transfer of any Restricted Shares or Stock Equivalents, including, without limitation, those imposed by the Securities Act of 1933, as amended, and any applicable state "blue sky" laws. The Participant represents that this Award Agreement has been duly executed and delivered by the Participant and constitutes a legal, valid and binding agreement of the Participant, enforceable against the Participant in accordance with its terms, except as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.

          8. ENGAGING IN COMPETITION WITH THE COMPANY. (i) For a period of two years from the date of termination of the employment of the Participant with the Company or any direct or indirect Subsidiary of the Company, the Participant shall not become an employee, owner (except for passive investments of not more than three percent of the outstanding shares of, or any other equity interest in any company or entity listed or traded on a national securities exchange or in an over-the-counter securities market), officer, agent or director of any firm or Person which either directly competes with a line or lines of business of the Company or any Subsidiary accounting for ten percent (10%) or more of the Company's or such Subsidiary's gross sales, revenues or earnings before taxes or derives ten percent (10%) or more of such firm's or Person's gross sales, revenues or earnings before taxes from a line or lines of business which directly competes with the Company or any Subsidiary. In the event of a breach by the Participant of the non-compete provisions set forth in the first sentence of this Section 8(i) (or the provisions of Section 8(ii) below), the Committee, in its sole discretion, may require that the Participant promptly pay to the Company, in the case of any Restricted Shares that vest within six (6) months of such termination of employment, an amount in cash equal to the Fair Market Value of a share of Common Stock on the date of vesting of such Restricted Shares multiplied by the number of Restricted Shares that so vested. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included in the first sentence of this Section 8(i), the Company and the Participant intend that those of such covenants which, if eliminated, would permit the remaining separate covenants to be enforced in such proceedings shall, for the purpose of such proceedings, be deemed eliminated from such provisions.

          (ii) The Participant agrees to observe the terms of any confidentiality, secrecy or other non-competition agreement that he or she has previously entered into with the Company (the terms of which shall be incorporated by reference into this Award Agreement) and agrees that, in the event of any breach of any such agreement by the Participant, he or she shall be subject to the provisions of the second sentence of Section 8(i) above.

          9.   MISCELLANEOUS.

          (a) NO RIGHTS TO GRANTS OR CONTINUED EMPLOYMENT. The Participant shall not have any claim or right to receive grants of Restricted Shares, Stock Equivalents or other Awards under the Plan. Nothing in the Plan or in any Award or in this Award Agreement shall confer upon the Participant any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Participant at any time, with or without cause.

          (b) TAX WITHHOLDING. It shall be a condition to the obligation of the Company to deliver any certificates evidencing Common Stock pursuant to the vesting of any Restricted Shares that the Participant pay to the Company such amount as may be required by the Company for the purpose of satisfying any federal, state, or local tax withholding requirements. The Company shall also have the right to deduct from all cash payments made pursuant to, or in connection with, any Stock Equivalents any federal, state or local taxes required to be withheld with respect to such payments.

          (c) NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES. Neither the Plan nor this Award Agreement shall affect or restrict in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (d) EXCHANGE ACT. Notwithstanding anything contained in the Plan or this Award Agreement to the contrary, if the consummation of any transaction under the Plan or this Award Agreement would result in the possible imposition of liability on the Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

          10.  SURVIVAL; ASSIGNMENT.

          (a) All agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the issuance to the Participant of the Restricted Shares, the Stock Equivalents and any shares of Common Stock and, notwithstanding any investigation heretofore or hereafter made by the Participant or the Company or on the Participant's or the Company's behalf, shall continue in full force and effect. Except as expressly provided in the Plan or this Award Agreement, the Participant may not assign any of his rights hereunder. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the heirs and permitted successors and assigns of such party; and all agreements herein by or on behalf of the Company, or by or on behalf of the Participant, shall bind and inure to the benefit of the heirs and permitted successors and assigns of such parties hereto.

          (b) The Company shall have the right to assign to any of its affiliates any of its rights, or to delegate to any of its affiliates any of its obligations, under this Award Agreement.

          11. CERTAIN REMEDIES. Without intending to limit the remedies available to the Company, the Participant agrees that damages at law will be an insufficient remedy in the event the Participant violates the terms of this Award Agreement. The Participant agrees that the Company may apply for and have injunctive or other equitable relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, any of the provisions hereof.

          12. ARBITRATION. Any dispute or controversy arising under or in connection with this Award Agreement shall be settled exclusively by arbitration in a location mutually agreed to by the Company and the Participant before one arbitrator of exemplary qualifications and stature who shall be jointly selected by the Company and the Participant, or if the Company and the Participant cannot agree on the selection of the arbitrator, such arbitrator shall be selected by the American Arbitration Association.
The parties agree to use their best efforts to cause (i) the arbitrator to be appointed within 30 days of the date that either party hereto notifies the other party that a dispute or controversy exists that necessitates the appointment of an arbitrator, and (ii) any arbitration hearing to be held within 30 days of the date of selection of the arbitrator and, as a condition to his or her selection, such arbitrator must consent to be available for a hearing at such time. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The parties hereto also agree that the arbitrator shall be empowered to enter an equitable decree mandating specific enforcement of the terms of this Award Agreement. The Company shall bear all expenses of the arbitrator incurred in any arbitration hereunder, PROVIDED that in the event that the Participant seeks arbitration and the arbitrator determines that such claims are frivolous in nature or were not brought or pursued in good faith, the Participant will promptly reimburse the Company for all amounts paid by the Company for such expenses. Each party hereto will pay its own legal fees in connection with any such arbitration.

          13. NOTICES. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or sent by certified or registered mail, return receipt requested, postage prepaid, addressed, if to the Participant, to his attention at the mailing address set forth at the foot of this Award Agreement (or to such other address as the Participant shall have specified to the Company in writing) and, if to the Company, to it at 1919 South Broadway, Green Bay, Wisconsin 54304, Attention: Secretary.
All such notices shall be conclusively deemed to be received and shall be effective, if sent by hand delivery, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

          14. WAIVER. The waiver by either party of compliance with any provision of this Award Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Award Agreement, or of any subsequent breach by such party of a provision of this Award Agreement.

          15. ENTIRE AGREEMENT; GOVERNING LAW. This Award Agreement and the Plan set forth the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Award Agreement. This Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Wisconsin without giving effect to conflicts of law principles.

          IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed by its duly authorized officer and the Participant has executed this Award Agreement, both as of the day and year first above written.

                                    FORT HOWARD CORPORATION

                                    By:  /s/ James W. Nellen II
                                    ------------------------------------------
                                    Name: James W. Nellen II
                                    Title:  Vice President and Secretary


                                    PARTICIPANT

                                    /s/ Michael T. Riordan
                                    ------------------------------------------
                                    Name:  Michael T. Riordan
                                    Address:

Number of Restricted Shares:  12,000
                              ------

Number of Stock Equivalents:   8,000
                              ------

Date of Grant:  September 10, 1996